InspireMD

July 2012

Disclaimer

Forward-Looking Statements:

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of InspireMD, Inc. (the "Company"), and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of the Company's existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of the Company's products, (iv) intense competition in the medical device industry from much larger, multi-national companies, (v) product liability claims, (vi) the Company's limited manufacturing capabilities and reliance on subcontractors for assistance, (vii) insufficient or inadequate reimbursement by governmental and other third party payors for the Company's products, (viii) the Company's efforts to successfully obtain and maintain intellectual property protection covering its products, which may not be successful, (ix) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (x) the Company's reliance on single suppliers for certain product components, (xi) the fact that the Company will need to raise additional capital to meet its business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xii) the fact that the Company conducts business in multiple foreign jurisdictions, exposing it to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

InspireMD

Company Highlights



Novel Technology Platform	• MGuard™ designed to transform the current standard of care • 25,000 stents sold; Physician driven • Data to date compares favorably to published standard of care data
Significant Market Opportunity	• $1.7B market, addressing unmet need • Favorable demographics for growth
Commercial Stage, Global Distribution	• Currently selling in 30 countries; CE Mark clearance 2007 & 2010 • ~$6 million in Revenue in 2011
Intellectual Property	• 1 patent granted, 8 pending, covering all key aspects of core technology • Freedom to Operate legal opinion
Experienced Management	• Proven track record • Sol Barer, Chairman of the Board, former Chairman and CEO of Celgene
Near Term Clinical Trials	• Completed enrollment of MASTER trial (Randomized study) - Top line data in 2H 2012 • FDA trial to begin enrollment in Q4 2012 - PMA filing in 2016
Well-Known Principal Investigators	• Dr. Gregg Stone of Columbia is lead PI for MASTER and FDA trials • Dr. Donald Cutlip of Harvard Clinical Research Institute is Chairman for the FDA trial

Company Vision



To become a global leader in the development and commercialization of innovative and breakthrough technologies in vascular disease treatment

InspireMD

Addressing a Major Unmet Medical Need



Coronary Stent Market


$0.7B
US
$1.0B
ex-US
$4.2B
Stable
Angina/Other
SVG

* Source: Health Research International, (June 2012)

Acute MI: MGuard's Target Market - $1.7B

- Inadequate outcomes, as current stents designed primarily for Stable Angina population
- Majority of AMI market is ex-US, commercialization initiated in 30 countries
- Additional potential upside of $0.3B in SVG (Saphenous Vein Graft) market

InspireMD

Standard of Care in Treating Acute MI is Suboptimal


Pre Procedure


Embolization


Post Procedure

Minor heart attack treated with a Bare Metal Stent (BMS) or Drug Eluting Stent (DES) implant

Causes:

Debris to flow down stream, occluding small arteries "Downstream Embolization"

Leading To:

Major Adverse Cardiac Event (MACE)

InspireMD

MicroNet™ Technology



Proprietary design, flexible structure and construction leads to profound biological implications



Targeted Drug Delivery

✓ Filter Emboli

Seal Aneurysms

Perforations

Orthopedics

- Minimal inflammation
- Minimal foreign body reaction
- Does not promote thrombosis



InspireMD

MGuard™
Addressing the Acute MI Market

MicroNet™ Technology Encasing a Stent
Proprietary design attributes allow for the capture of debris and prevention of embolization downstream



InspireMD

InspireMD's MGuard™

Design Highlights





Embolic Protection

Safer procedures by filtering plaque and debris

Spreads Struts Pressure

Reduces arterial injury

Identical Deliverability to Other Stents

No learning curve

InspireMD

InspireMD's MGuard™

MicroNet™ Technology Integrated with Stent

Euro PCR Symposium, 2011



Online Video of InspireMD's MGuard

InspireMD

MGuard™ Performance



11 Single-Arm Trials, 630 Patients

458 Acute MI/ST Segment Elevation Myocardial Infarction (STEMI) Patients*

Major Parameters Tested

- Blush Grade
- ST Segment Resolution
- Major Adverse Cardiac Events (MACE)

- Reflect amount of reperfusion to the heart muscle
- Predictors of MACE

Pooled Data Analysis Method

Results compared with historical trials and data

* MAGICAL, Dariusz Dudek, Poland, 60 patients - BLUSH, ST Resolution, TIMI, MACE at 30D, 6M, 1YR
Federico Piscione, Italy, 100 patients - BLUSH, ST Resolution, MACE 30, 1YR, 2YR, 3YR
Jain Ajay, Roshan Weerackody, UK, 51 patients - TIMI, 1 YR MACE
iMOS Registry, GB Danzi, Italy, 203 patients - BLUSH, TIMI, 30D MACE
Dante Lindefjeld, Chile, 20 patients - BLUSH, TIMI, cTFC ; Gaul, Austria, 24 patients - BLUSH, TIMI

InspireMD

Blush Grade

A Predictor for Adverse Events



MGuard™ vs. Historical BMS/Aspiration AMI Trials



84.6%
27%
19%
1.3%
BMS
TA
MGuard
0-1
42%
37%
14.1%
BMS
TA
MGuard
2
31%
44%
BMS
TA
MGuard
3
Unsuccessful Result
Optimal Result

Data on this slide for BMS, TA and MGuard are derived from different sources. Please note a head to head study has not been conducted.

BMS (N=665, TAPAS & EXPORT Trials)
TA (N=655, TAPAS & EXPORT Trial Aspiration arm)
MGuard (N=234, MAGICAL, Piscione, iMOS, Lindefjeld, Gaul)

InspireMD

ST Resolution

A Predictor for Adverse Events



MGuard™ vs. Historical BMS/Aspiration AMI Trials


17.9%
12.6%
1.3%
37.9%
30.8%
19.1%
44.2%
56.6%
79.6%
BMS
TA
MGuard
<30
30-70
>70
Unsuccessful Result
Optimal Result

Data on this slide for BMS, TA and MGuard are derived from different sources. Please note a head to head study has not been conducted.

BMS (N=665, TAPAS & EXPORT Trials)
TA (N=655, TAPAS & EXPORT Trial Aspiration arm)
MGuard (N=157, MAGICAL, Piscione)

InspireMD

MGuard™

First Randomized Trial Results



Objective: To assess the efficacy of MGuard in microvascular reperfusion impairment during primary PCI, compared with bare metal stents (BMS).

Method: STEMI patients in 3 Chilean centers, randomized for MGuard (n = 20) or a bare metal stent (n = 20). Blinded experts performed off-line analysis

Results: MGuard significantly improved microvascular reperfusion results compared with traditional BMS treatment in primary PCI


10%
BMS
0%
MGuard
0-1
40%
BMS
10%
MGuard
2
50%
BMS
90%
MGuard
3
Unsuccessful Result
BLUSH GRADE
Optimal results

MICAMI MGuard Trial by Dr. Dante Lindefjeld,
The Pontifical Catholic University of Chile • Santiago, • CHILE

2p = 0.006

InspireMD

MGuard™ Data Support Reduction in MACE in AMI


20.5%
BMS
16.7%
DES
18.3%
12.8%
14.6%
11.5%
10.1%
7.7%
MGuard
7.9%
5.9%
2.4%
30D
1Y
2Y
3Y

Data on this slide for BMS, TA and MGuard are derived from different sources. Please note a head to head study has not been conducted.

MACE = Cardiac death, MI, and TLR
BMS, HORIZONS AMI trial BMS arm
DES, HORIZONS AMI trial DES arm

MGuard, Magical, Piscione, Weerackody, iMOS
N= 414 (30D,1Y), N=89 (2Y,3Y) OS

InspireMD

MASTER

Post Marketing Trial, Ex US



Enrollment	**Start:** Q3/2011, **End:** Q2/2012
Objective	Evaluate MGuard compared to BMS and DES in achieving better myocardial reperfusion
Primary End Point	Increase in frequency of complete ST resolution
Secondary End Point	Blush, TIMI, and MACE at 30 days, 6 months, 1 year
Population	432, STEMI, Randomized 1:1, MGuard ™ vs. BMS/DES
Chairman, PI's	**Chairman**: Dr. Gregg W. Stone (Columbia University, USA) **PIs:** Dr. Alexandre Abizaid (Brazil), Dr. Dariusz Dudek (Poland), Dr. Sigmund Silber, (Germany)
Status	***Enrollment Completed (432)***

InspireMD

FDA
Registration Trial

Enrollment	**Start:** Q4 2012**, End:** H1 2014
Objective	Evaluate safety and efficacy of MGuard vs. BMS in STEMI/AMI
Co-primary End Points	**Efficacy:** Superiority in myocardial reperfusion: Increase in BLUSH Grade 3 (MBG3) **Safety:** Non inferiority in TVF (Target Vessel Failure)
Secondary End Point	MACE at 1 year, TIMI, and ST segment resolution
Population	880, STEMI Randomized 2:1 vs. VISION stent (BMS)
Chairman, PI's	**Chairman**: Dr. Donald Cutlip, Harvard Clinical Research Institute **PI**: Gregg Stone, Columbia University
Status	Protocol approval pending

MGuard™ Clinical Development Timeline



MASTER, Marketing Trial

- 432 patients, Randomized 1:1 vs. BMS/DES
- Primary end point – ST Segment resolution

FDA PMA Trial

- 880 patients (pending), Randomized 2:1 vs. BMS
- Co-primary end points – Superiority in MBG3, Non-inferiority in TVF



Carotids
Carotid CE Mark
FDA
IDE Submission
FDA Recruitment Start
FDA Recruitment End
FDA Trial End
MASTER
Trial Initiation
Trial Recruitment End
Top Line Data Announcement
One Year Follow Up Data
Q3/2011
Q2/2012
Q4/2012
Q3/2012
Q4/2012
H2/2013
H1/2014
H2/2016

InspireMD

Highly Leveragable Platform Technology




Commercial
MGuard Coronary
MGuard Renal*
MGuard Carotid*
MGuard™ MicroNet™ Technology
MGuard Cerebral Aneurysm*
MGuard Peripheral*
MGuard Drug Eluting*

* Planned product

InspireMD

Product Pipeline

Building on InspireMD's Platform Technology

Product	Addressable Market	Product Stage
MGuard + MGuard Prime	$1.7B*	Sold in Europe, S.America, India, Australia
Carotid MGuard	$3.0B	CE Mark in 2012
Peripheral MGuard	$1.0B	CE Mark in 2012
Drug Eluting MGuard	$4.2B*	Planned Product
Cerebral Aneurysms	$1.0B	Planned Product

* Source: Health Research International, (January 2012)

InspireMD

Intellectual Property





- Patents Filed in US and overseas
- 9 Patents (1 granted, 8 pending)
- Stent platform: US Freedom to Operate legal opinion
- IP Counsel: Wilson, Sonsini, Goodrich & Rosati

IP protects Key Attributes of MicroNet™ Technology

Anchoring	"Snow Shoe Effect"	Drug Delivery	Macro Structure	Fiber Width

InspireMD

Experienced Management Team



Chaim Lotan, M.D., F.A.C.C. F.E.S.C
Medical Director
- Hebrew University
- Hadassah Medical Center



Eli Bar, BSc
CTO
- Product development
- R&D infrastructure
- Fully implantable VAD patent



Ofir Paz, MSEE/MBA
CEO
Previous experience:
- Founder, Peach Networks
- Microsoft
- IDF Officer



Craig Shore, MBA
CFO
Previous experience:
- Pfizer, Bristol Myers Squibb, and Dunn and Bradstreet, General Electric
- RIT Technologies (NASDAQ)



Robert Ratini, MSc
VP Sales & Marketing
- Orbusneich Medical Hoevelaken
- Biosensors International
- Abbott Vascular
- Boston Scientific
- Haemonetics

InspireMD

Board of Directors





Sol Barer, PhD

Chairman of the Board

Former Chairman and CEO, Celgene, (NASD: CELG)



Ofir Paz, MSEE/MBA

Co-Founder & CEO

- Founder, Peach Networks
- Microsoft
- IDF Officer



Asher Holzer, PhD

Co-Founder

- Johnson & Johnson's Worldwide Carto System Manager
- Biosense, Adar Medical & Kevex Corporation



James Barry

- EVP and COO, Arsenal Medical

Previous experience

- Vice President, Corporate Research and Advanced Technology Development at Boston Scientific
- Howmedica Division of Pfizer



Paul Stuka

- Managing Dir. Of Osiris Partners

Previous experience:

- Longwood Partners
- State Street Research



Eyal Weinstein, CPA

- CEO, Leorex

Previous experience:

- Better Online Solutions (NASD: BOSC)
- Exseed

InspireMD

Scientific Advisory Board



Prof. Alexandre A. Abizaid
- Chief of Coronary Interventions at Institute Dante Pazzanese de Cardiologia in São Paulo, Brazil.
- Associate-director of TCT (Columbia University, US)



Dr. Yaron Almagor
- Director of Cardiac Catheterization and Interventional Cardiology Laboratories at Jesselson Heart Center, Shaare Zedek Medical Center; Jerusalem, Israel



Prof. Antonio Colombo
- Director of the Cardiac Catheterization
- Laboratory at Columbus Hospital
- Chief of Invasive Cardiology at San Raffaele Hospital, both in Milan, Italy



Prof. Dariusz Dudek
- Associate professor of the Jagiellonian University, Krakow, Poland



Prof. Elazer Edelman M.D., Ph.D., F.A.C.C
- Professor of Health Sciences and Technology at MIT. Cardiologist at the Brigham and Women's Hospital in Boston
- Directs the Harvard-MIT Biomedical Engineering Center (BMEC)



Prof. Eberhard Grube
- Professor of Medicine, Chief of the Department of Cardiology and Angiology at Siegburg Heart Centre, Germany



Dr. Edo Kaluski, MD, FACC, FESC
- Director of Cardiac Catheterization Laboratories and Invasive Cardiology at the University Hospital in Newark, New Jersey
- Co-founder of InspireMD



Dr. Martin B. Leon
- Director, Center for Interventional Vascular Therapy Columbia University Medical Center / New York-Presbyterian Hospital, New York.NY
- Professor of Medicine Columbia University College of Physicians and Surgeons New York, NY



Prof. Chaim Lotan
- Head of The Heart Institute Hadassah University Medical Center.
- Chairman of the Ministry of Health Committee for Certification & Licensing of Coronary Stents



Prof. Gregg Stone
- Professor of Medicine at the Columbia University Medical Center
- Director of Cardiovascular Research and Education at the Center for Interventional Vascular Therapies at New York-Presbyterian Hospital, and CRF in New York, NY

Financial Highlights
NSPR.OB



$ in Thousands	3 Months Ended		Year Ended December 31,	
	2012	2011	2011	2010
Income Statement				
Total Revenue	1,138	1,686	6,004	4,949
Cost of Revenues	574	899	3,011	2,696
Expenses				
Research and Development	1,349	343	2,474	1,338
Sales and Marketing	445	428	1,973	1,236
General and Administrative	1,896	1,186	12,275	2,898
Total Operating Expenses	3,690	1,957	16,722	5,472
Other	14	725	936	201
Net (loss) Income	(3,140)	(1,895)	(14,665)	(3,420)
EBITDA excluding share based compensation	(1,904)	(760)	(4,050)	(1,508)

11.4 MM cash balance*
$1.7 MM burn rate for Q1 2012
68.2 MM shares outstanding**

* As of May 15, 2012
** Fully diluted share count is 100 MM including options and warrants outstanding

InspireMD

Summary



Novel Stent Technology

Core technology aim to change standard of care, 25k sold to date

Opportunity

$1.7B dollar initial market, potential to be standard of care

Distribution Infrastructure

30 countries, physician driven

Intellectual Property

Patents filed covering all relevant aspects, Freedom to Operate

Leadership

- Prior expertise with Microsoft, Boston Scientific, Abbott Vascular, Biosensors, Pfizer, Bristol Myers Squibb and General Electric
- Entrepreneurship, experience & track record

Near Term Clinical Trials Led by Well-Known PIs

- Enrollment completed in MASTER trial, headed by Dr. Gregg Stone of Columbia University
- Beginning FDA trial enrollment later this year, headed by Dr. Gregg Stone and Dr. Donald Cutlip of Harvard

Thank You

